*** Exercise Your *Right* to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on May 21, 2011

CIMETRIX INCORPORATED

BROKER
LOGO
HERE

Return Address Line 1
Return Address Line 2
Return Address Line 3
51 MERCEDES WAY
EDGEWOOD NY 11717

Investor Address Line 1
Investor Address Line 2
Investor Address Line 3
Investor Address Line 4
Investor Address Line 5
John Sample
1234 ANYWHERE STREET
ANY CITY, ON A1A 1A1

1 OF 2
12
15

Meeting Information

Meeting Type: Annual Meeting
For holders as of: March 30, 2011
Date: May 21, 2011 **Time:** 9:00 AM MST
Location: Cimetrix, Inc.
6979 High Tech. Drive
Salt Lake City, UT 84047

BARCODE

You are receiving this communication because you hold shares in the above named company.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at *www.proxyvote.com* or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

Broadridge Internal Use Only
Job #
Envelope #
Sequence #
of # Sequence

0000101702_1 R1.0.0.11699

— Before You Vote —

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:

1. Annual Report 2. Notice & Proxy Statement

How to View Online:

Have the information that is printed in the box marked by the arrow → XXXX XXXX XXXX (located on the following page) and visit: *www.proxyvote.com*.

How to Request and Receive a PAPER or E-MAIL Copy:

If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

1) *BY INTERNET*: www.proxyvote.com
2) *BY TELEPHONE*: 1-800-579-1639
3) *BY E-MAIL**: sendmaterial@proxyvote.com

* If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow → XXXX XXXX XXXX (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 07, 2011 to facilitate timely delivery.

— How To Vote —

Please Choose One of the Following Voting Methods

Vote In Person: If you choose to vote these shares in person at the meeting, you must request a "*legal proxy*." To do so, please follow the instructions at *www.proxyvote.com* or request a paper copy of the materials, which will contain the appropriate instructions. Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance.

Vote By Internet: To vote now by Internet, go to *www.proxyvote.com*. Have the information that is printed in the box marked by the arrow → XXXX XXXX XXXX available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a voting instruction form.

Internal Use Only

0000101702_2 R1.0.0.11699

Voting items

The Board of Directors recommends that you vote FOR the following:

1. Election of Directors

Nominees

01 Michael B. Thompson

The Board of Directors recommends you vote FOR the following proposal(s):

2 AMENDMENT TO COMPANY'S 2006 LONG-TERM INCENTIVE PLAN TO AUTHORIZE AN ADDITIONAL 3,000,000 SHARES OF COMMON STOCK TO BE MADE AVAILABLE FOR ISSUANCE UNDER THE PLAN AND TO INCREASE THE MAXIMUM TERM FOR STOCK OPTION AWARDS UNDER THE PLAN FROM 7 TO 10 YEARS

3 HJ & ASSOCIATES AS INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS

The Board of Directors does not have a recommendation for voting on the following proposal(s):

4 TO TRANSACT SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

BARCODE

→ 0000 0000 0000

Broadridge Internal Use Only
xxxxxxxxxx
xxxxxxxxxx
Cusip
Job #
Envelope #
Sequence #
of # Sequence

0000101702_3 R1.0.0.11699

Reserved for Broadridge Internal Control Information

Voting Instructions

THIS SPACE RESERVED FOR LANGUAGE PERTAINING TO
BANKS AND BROKERS
AS REQUIRED BY THE NEW YORK STOCK EXCHANGE

0000101702_4 R1.0.0.11699

THIS SPACE RESERVED FOR SIGNATURES IF APPLICABLE

Broadridge Internal Use Only

Job #
Envelope #
Sequence #
of # Sequence

CIMETRIX INCORPORATED
6979 SO HIGH TECH DRIVE
SALT LAKE CITY, UT 84047-3757

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be Held on Saturday, May 21, 2011

NAME
ADDRESS1
ADDRESS2
COUNTRY

Control #: XXXXXXXXXX

As part of our efforts to conserve environmental resources and prevent unnecessary corporate expenses, CIMETRIX INCORPORATED has elected to provide Internet access to its proxy statement and annual reports rather than mailing paper copies. This reduces postage, printing expenses, and unnecessary paper waste.

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

Voting Items

The Board of Directors recommend a vote FOR the following proposals:

1. Election of Directors
   1. Michael B. Thompson
2. Amendment to Company's 2006 Long-Term Incentive Plan to authorize an additional 3,000,000 shares of Common Stock to be made available for issuance under the Plan and to increase the maximum term for stock option awards under the Plan from 7 to 10 years.
3. Ratification of appointment of HJ & Associates as independent registered public accountants
4. To transact such other business as may properly come before the meeting or any adjournment thereof.

How to Access the Proxy Materials

The proxy statement and annual report to security holders are available online at:

www.colonialstock.com/Cimetrix2011

If you want to receive a paper or e-mail copy of these documents, you must request one. There is no charge to you for requesting a copy. To facilitate timely delivery, please make your request for a copy as instructed below on or before: May 11, 2011

TO ORDER A PAPER OR E-MAIL COPY OF THE PROXY MATERIALS:

BY PHONE - 877-285-8605
-Please have your notice and proxy card in hand when you call.

BY INTERNET - www.colonialstock.com/Cimetrix2011
-On the above website, you can request paper copies of the materials by clicking "Request Copy" and entering the control number below as directed.

BY EMAIL - annualmeeting@colonialstock.com
-List the control number above and clearly identify the materials you are requesting and the name and address or email address to which the materials should be sent.

Meeting Information

Meeting Type:	Annual Meeting
Meeting Date:	May 21, 2011
Meeting Time:	9:00 AM MST
Meeting Location:	CIMETRIX INCORPORATED 6979 SO HIGH TECH DRIVE SALT LAKE CITY, UT 84047-3757

How to Vote

1. Vote online at: www.colonialstock.com/Cimetrix2011
   on the above-listed website by clicking "Vote" and then entering the control number above.
2. Vote by calling (877) 285-8605.
3. Send a paper voting card by mail (after requesting copies).
4. Vote in person at the meeting.